Earnings (Loss) Per Share	12 Months Ended
Dec. 31, 2014
Earnings Per Share [Abstract]
Earnings (Loss) Per Share

NOTE 22—EARNINGS (LOSS) PER SHARE

Basic earnings (loss) per share (“basic EPS”) is computed by dividing net income (loss) available to common shareholders by the weighted average number of the Company’s common shares outstanding for the applicable period. Diluted earnings (loss) per share (“diluted EPS”) is calculated using net income (loss) available to common shareholders divided by diluted weighted-average shares of common shares outstanding during each period, which includes unvested restricted shares. Diluted EPS considers the impact of potentially dilutive securities except in periods in which there is a loss because the inclusion of the potential common shares would have an anti-dilutive effect.

The following table presents EPS and diluted EPS for the years ended December 31, 2014, 2013 and 2012, respectively. These balances have been retroactively adjusted to give effect to the Company’s 1-for-436.69219 reverse stock split declared effective on May 30, 2014, discussed in Note 12.

	Year Ended December 31,
(in thousands, except per share data)	2014	2013	2012
Earnings (losses):
Net income (loss) available to common shareholders	$(67,332)	$(22,218)	$30,282
Shares:
Weighted average common shares outstanding	43,476	37,270	16,123
Dilutive effect of restricted stock units*	—	—	—

Diluted weighted average shares outstanding	43,476	37,270	16,123

Income (loss) per share:
Income (loss) per share—basic and diluted	$(1.55)	$(0.60)	$1.88

*	Refer to Note 17 for discussion of restricted stock units granted in June 2014 to certain Company directors. As net loss was reported for the year ended December 31, 2014, potentially dilutive awards have not been included within the calculation of diluted EPS, as they would have an anti-dilutive effect.